Exhibit 10.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements of Elbit Vision Systems Ltd. (the “Company”) on Form F-3 (File No. 333-134591), Form F-3 (File No. 333-114153) and on Form S-8 (File No.333-12456) of our report dated June 29, 2007, relating to the consolidated financial statements of the Company included in this Annual Report on Form 20-F for the year ended December 31, 2006.

/s/ Brightman Almagor & Co.

Brightman Almagor & Co.
A Member of Deloitte Touche Tohmatsu
Tel-Aviv, Israel
July 15, 2007